Exhibit 4.2

FIFTEENTH SUPPLEMENTAL INDENTURE

Dated as of November 6, 2023

Between

MICROSOFT CORPORATION,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

to

INDENTURE

Dated as of May 18, 2009

Between

MICROSOFT CORPORATION, as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee

3.400% Notes due 2026

3.400% Notes due 2027

1.350% Notes due 2030

4.500% Notes due 2047

2.500% Notes due 2050

i

APPENDIX A – Additional Provisions Relating to the Notes

EXHIBIT A – Form of 2026 Notes

EXHIBIT B – Form of 2027 Notes

EXHIBIT C – Form of 2030 Notes

EXHIBIT D – Form of 2047 Notes

EXHIBIT E – Form of 2050 Notes

ii

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of November 6, 2023 (this “Supplemental Indenture”), between MICROSOFT CORPORATION, a corporation duly organized and existing under the laws of the State of Washington (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company executed and delivered to The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee, the Indenture, dated as of May 18, 2009 (the “Base Indenture” and, as modified by this Supplemental Indenture, the “Indenture”), to provide for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series, a First Supplemental Indenture, dated as of May 18, 2009, a Second Supplemental Indenture, dated as of September 27, 2010, a Third Supplemental Indenture, dated as of February 9, 2011, a Fourth Supplemental Indenture, dated as of November 7, 2012, a Fifth Supplemental Indenture, dated as of May 2, 2013, a Sixth Supplemental Indenture, dated as of May 2, 2013, a Seventh Supplemental Indenture, dated as of December 6, 2013, an Eighth Supplemental Indenture, dated as of December 6, 2013, a Ninth Supplemental Indenture, dated as of February 12, 2015, a Tenth Supplemental Indenture, dated as of November 3, 2015, an Eleventh Supplemental Indenture, dated as of August 8, 2016, a Twelfth Supplemental Indenture, dated as of February 6, 2017, a Thirteenth Supplemental Indenture, dated as of June 1, 2020 and a Fourteenth Supplemental Indenture, dated as of March 17, 2021;

WHEREAS, that certain Agreement and Plan of Merger was made and entered into as of January 18, 2022, as may be amended, supplemented or otherwise modified from time to time, by and among the Company, Activision Blizzard, Inc. (“Activision”), and Anchorage Merger Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which on the terms and subject to the conditions set forth therein, Merger Sub merged with and into Activision (the “Merger”), with Activision surviving the Merger as a wholly owned subsidiary of the Company;

WHEREAS, in connection with the Merger, pursuant to an Offering Memorandum and Consent Solicitation Statement, dated as of October 16, 2023, the Company offered certain eligible holders of Activision’s 3.400% Senior Notes due 2026, Activision’s 3.400% Senior Notes due 2027, Activision’s 1.350% Senior Notes due 2030, Activision’s 4.500% Senior Notes due 2047 and Activision’s 2.500% Senior Notes due 2050 (collectively, the “Activision Notes”) to exchange any and all of their Activision Notes for new securities of a corresponding series issued by the Company (the “Exchange Offers”);

WHEREAS, pursuant to the terms of the Indenture and the Exchange Offers, the Company desires to provide for the establishment of five new series of its Securities under the Indenture to be known as its “3.400% Notes due 2026” (the “2026 Notes”), “3.400% Notes due 2027” (the “2027 Notes”), “1.350% Notes due 2030” (the “2030 Notes”), “4.500% Notes due 2047” (the “2047 Notes”) and “2.500% Notes due 2050” (the “2050 Notes” and, together with the 2026 Notes, 2027 Notes, 2030 Notes and 2047 Notes, the “Notes”), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Company now wishes to issue $762,456,000 aggregate principal amount of the 2026 Notes (the “Initial 2026 Notes”);

WHEREAS, the Company now wishes to issue $353,183,000 aggregate principal amount of the 2027 Notes (the “Initial 2027 Notes”);

WHEREAS, the Company now wishes to issue $442,842,000 aggregate principal amount of the 2030 Notes (the “Initial 2030 Notes”);

WHEREAS, the Company now wishes to issue $391,290,000 aggregate principal amount of the 2047 Notes (the “Initial 2047 Notes”);

WHEREAS, the Company now wishes to issue $1,439,312,000 aggregate principal amount of the 2050 Notes (the “Initial 2050 Notes”, together with the Initial 2026 Notes, the Initial 2027 Notes, the Initial 2030 Notes and the Initial 2047 Notes, the “Initial Notes”);

WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized the proper officers of the Company to, among other things, determine the terms of the Securities to be issued under the Indenture and execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901 of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE 1.

SCOPE OF SUPPLEMENTAL INDENTURE; DEFINITIONS

Section 1.1. Scope of Supplemental Indenture. This Supplemental Indenture supplements, and to the extent inconsistent therewith, replaces, the provisions of the Base Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and shall govern the terms of, and be deemed expressly included in this Supplemental Indenture solely for the benefit of, the Notes.

Section 1.2. Definition of Terms.

(a) “Business Day” means any day, other than a Saturday or a Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in The City of New York.

(b) “Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

(c) “Exchange Note” means a Note issued in a Registered Exchange Offer.

(d) “Registered Exchange Offer” has the meaning assigned to the term “Exchange Offer” in the Registration Rights Agreement.

(e) “Registration Rights Agreement” means (i) the registration rights agreement, dated as of November 6, 2023, among the Company and the dealer managers party thereto and (ii) with respect to any Additional Notes, one or more substantially similar registration rights agreements among the Company and the other parties thereto, as such agreements may be amended from time to time.

(f) Unless the context otherwise requires:

(i) each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture, unless otherwise defined in this Supplemental Indenture;

(ii) the singular includes the plural, and vice versa;

(iii) headings are for convenience of reference only and do not affect interpretation.

ARTICLE 2.

TERMS AND CONDITIONS OF NOTES

Section 2.1. Designation and Principal Amount.

(a) There are hereby authorized and established five series of Securities under the Indenture, designated as (1) “3.400% Notes due 2026,” which is initially limited in aggregate principal amount to $850,000,000, (2) “3.400% Notes due 2027,” which is initially limited in aggregate principal amount to $400,000,000, (3) “1.350% Notes due 2030,” which is initially limited in aggregate principal amount to $500,000,000, (4) “4.500% Notes due 2047,” which is initially limited in aggregate principal amount to $400,000,000 and (5) “2.500% Notes due 2050,” which is initially limited in aggregate principal amount to $1,500,000,000 (except, in each case upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.1(c) and 2.1(d) of Appendix A of this Supplemental Indenture and Sections 304, 306, 906 or 1107 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Supplemental Indenture or the Base Indenture or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

(b) The Initial Notes or the Exchange Notes, as applicable, and the Additional Notes, if any, of the same series shall be considered collectively as a single class of the applicable series for all purposes of the Indenture. Holders of the Initial Notes or the Exchange Notes, as applicable, and the Additional Notes, if any, of the same series shall vote and consent together as a single class on all matters to which such Holders are entitled to vote or consent as a series of Securities, and none of the Holders of the Initial Notes or the Exchange Notes, as applicable, or the Additional Notes, if any, of the same series shall have the right to vote or consent as a separate class or series on any matter to which such Holders are entitled to vote or consent.

(c) The Notes may be authenticated by the Trustee by manual, facsimile or electronic signature.

Section 2.2. Maturity.

(a) The Stated Maturity of principal of the 2026 Notes shall be September 15, 2026.

(b) The Stated Maturity of principal of the 2027 Notes shall be June 15, 2027.

(c) The Stated Maturity of principal of the 2030 Notes shall be September 15, 2030.

(d) The Stated Maturity of principal of the 2047 Notes shall be June 15, 2047.

(e) The Stated Maturity of principal of the 2050 Notes shall be September 15, 2050.

Section 2.3. Further Issues. The Company may at any time and from time to time, without the consent of the Holders of any series of the Notes, issue additional notes of any series (such notes, “Additional Notes”); provided that such Additional Notes are (i) fungible for U.S. federal income tax purposes with the relevant series of Notes or (ii) issued with a separate CUSIP number. Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the relevant series of Notes. Any such Additional Notes of a series, together with the Notes of the relevant series herein provided for, shall constitute a single series of Securities under the Indenture.

Section 2.4. Payment. Principal of (and the applicable redemption price, if any) and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose, which shall initially be at an office of the Trustee located at 2 North LaSalle Street, Chicago, Illinois 60602, Attention: Corporate Trust Administration – Microsoft Corporation; provided, however, that, at the option of the Company, the Company may pay interest by check mailed to the Holder entitled thereto at such Holder’s address as it appears on the Security Register at the close of business on the Regular Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company will pay principal of and interest on, the Notes in global form registered in the name of or held by The Depository Trust Company (“DTC”) or such other Depositary as any Officer of the Company may from time to time designate, or its respective nominee, by wire in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in global form.

Section 2.5. Global Securities. Initial Notes, Exchange Notes and Additional Notes of a series will be initially represented by Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co. The aggregate principal amount of any Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee.

Section 2.6. Interest.

(a) The 2026 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 15, 2023 at the rate of 3.400% per annum (plus any Additional Interest, if applicable), payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from September 15, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

The Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on March 15, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(b) The 2027 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from June 15, 2023 at the rate of 3.400% per annum (plus any Additional Interest, if applicable), payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from June 15, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on December 15, 2023; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(c) The 2030 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 15, 2023 at the rate of 1.350% per annum (plus any Additional Interest, if applicable), payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from September 15, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on March 15, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(d) The 2047 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from June 15, 2023 at the rate of 4.500% per annum (plus any Additional Interest, if applicable), payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from June 15, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on December 15, 2023; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(e) The 2050 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 15, 2023 at the rate of 2.500% per annum (plus any Additional Interest, if applicable), payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from September 15, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on March 15, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.7. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.8. Redemption and Sinking Fund. The Notes shall not be redeemable at the option of the Company or at the option of the Holders except as set forth in the Notes. The Notes shall not be entitled to the benefit of any sinking fund. If less than all of the Notes are to be redeemed, Notes in global form to be redeemed shall be selected by the applicable Depositary pursuant to the applicable Depositary procedures.

Section 2.9. Ranking. The Notes shall be senior unsecured debt securities of the Company, ranking equally with the Company’s other unsecured and unsubordinated debt.

Section 2.10. Appointments. The Trustee will be the Trustee, the initial Security Registrar and the initial Paying Agent for the Notes under the Base Indenture, as supplemented by this Supplemental Indenture.

Section 2.11. Defeasance. The Company may elect, at its option at any time, pursuant to Section 1301 of the Base Indenture, to have Section 1302 or Section 1303 of the Base Indenture, or both, apply to the Notes of any series, or all, or any principal amount thereof.

Section 2.12. Additional Provisions. Additional provisions relating to the Initial Notes, Additional Notes, Exchange Notes and any other Notes issued under this Supplemental Indenture are set forth in Appendix A, which is hereby incorporated in and made a part of this Supplemental Indenture. Solely with respect to the Notes but not any other series of Securities which may be issued under the Base Indenture, the provisions of Section 305 of the Base Indenture are hereby deleted and replaced with the provisions of Appendix A.

ARTICLE 3.

FORM OF NOTES

Section 3.1. Form of Notes. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibits A, B, C, D and E hereto.

ARTICLE 4.

ORIGINAL ISSUE OF NOTES

Section 4.1. Original Issue of Notes. The Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such Notes as in such Company Order provided.

ARTICLE 5.

MISCELLANEOUS

Section 5.1. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified, confirmed and binding upon the parties hereto, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes.

Section 5.2. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 5.3. Governing Law. This Supplemental Indenture and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.4. Separability. In case any one or more of the provisions contained in the Base Indenture, this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Base Indenture, this Supplemental Indenture or the Notes, but the Base Indenture, this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 5.5. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 5.6. Electronic Means. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Supplemental Indenture and the Notes and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or by facsimile or other transmission method, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by Electronic Means.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

MICROSOFT CORPORATION

By:	/s/ Anita Mehra
	Name:	Anita Mehra
	Title:	Corporate Vice President of Global Treasury & Financial Services

[Signature Page to Fifteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Ann M. Dolezal
Name: Ann M. Dolezal
Title: Vice President

[Signature Page to Fifteenth Supplemental Indenture]

APPENDIX A

ADDITIONAL PROVISIONS RELATING TO THE NOTES

Section 1.1 Definitions.

(a) Capitalized Terms.

Capitalized terms used but not defined in this Appendix A have the meanings given to them in the Indenture. The following capitalized terms have the following meanings:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency.

“Definitive Note” means a certificated Initial Note, Additional Note or Exchange Note issued pursuant to the Indenture (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

“Distribution Compliance Period,” with respect to any Note, means the period beginning on the date of the Supplemental Indenture and ending 40 days thereafter.

“Euroclear” means Euroclear Bank S.A./N.Y., as operator of Euroclear systems Clearance System or any successor securities clearing agency.

“IAI” means an institution that is an “accredited investor” as described in Rule 501(a) under the Securities Act and is not a QIB.

“Notes Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Transfer Restricted Notes” means Definitive Notes and any Notes in global form that bear or are required to bear the Restricted Notes Legend.

“Unrestricted Global Note” means any Note in global form that does not bear or is not required to bear the Restricted Notes Legend.

“U.S. person” means a “U.S. person” as defined in Regulation S.

(b) Other Definitions.

Term:	Defined in Section:
“Agent Members”	2.1(c)
“Definitive Notes Legend”	2.2(e)
“ERISA Legend”	2.2(b)
“Global Note”	2.1(b)
“Global Notes Legend”	2.2(e)
“IAI Global Note”	2.1(b)
“OID Notes Legend”	2.2(e)
“Regulation S Global Note”	2.1(b)
“Regulation S Notes”	2.1(a)
“Restricted Notes Legend”	2.2(e)
“Rule 144A Global Note”	2.1(b)
“Rule 144A Notes”	2.1(a)

Section 2.1 Form and Dating

(a) The Initial Notes issued on the date hereof shall be transferred by the Company in connection with the settlement of the Exchange Offers to (1) QIBs who may resell Notes in reliance on Rule 144A (“Rule 144A Notes”) and (2) Persons other than U.S. persons in reliance on Regulation S (“Regulation S Notes”). Additional Notes may also be considered to be Rule 144A Notes or Regulation S Notes, as applicable.

(b) Global Notes. Rule 144A Notes shall be issued initially in the form of one or more permanent Global Notes in definitive, fully registered form, numbered RA-1 upward (collectively, the “Rule 144A Global Note”) and Regulation S Notes shall be issued initially in the form of one or more Global Notes, numbered RS-1 upward (collectively, the “Regulation S Global Note”), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Notes Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. One or more Global Notes in definitive, fully registered form without interest coupons and bearing the Global Notes Legend and the Restricted Notes Legend, numbered RIAI-1 upward (collectively, the “IAI Global Note”) shall also be issued at the request of the Trustee, deposited with the Notes Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Notes to IAIs subsequent to the initial distribution. The Rule 144A Global Note, the IAI Global Note, the Regulation S Global Note and any Unrestricted Global Note are each referred to herein as a “Global Note” and are collectively referred to herein as “Global Notes.” Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Notes Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.2(b) of this Appendix A.

(c) Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Note deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 303 of the Base Indenture and pursuant to a Company Order signed by one authorized officer of the Company, authenticate and deliver initially one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Notes Custodian.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Notes Custodian or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(d) Definitive Notes. Except as provided in Section 2.2 or Section 2.3 of this Appendix A, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.

Section 2.2 Transfer and Exchange.

(a) Transfer and Exchange of Definitive Notes for Definitive Notes. When Definitive Notes are presented to the Security Registrar with a Company Request:

(i) to register the transfer of such Definitive Notes; or

(ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(2) in the case of Transfer Restricted Notes, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to Section 2.2(b) of this Appendix A or otherwise in accordance with the Restricted Notes Legend, and are accompanied by a certification from the transferor in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto.

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i) a certification from the transferor in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto; and

(ii) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If the applicable Global Note is not then outstanding, the Company shall issue and the Trustee shall authenticate, upon Company Order in the form of an Officers’ Certificate, a new applicable Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture (including applicable restrictions on transfer set forth in Section 2.2(d) of this Appendix A, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note, or another Global Note, and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.3 of this Appendix A), a Global Note may not be transferred except as a whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(d) Restrictions on Transfer of Global Notes; Voluntary Exchange of Interests in Transfer Restricted Global Notes for Interests in Unrestricted Global Notes.

(i) Transfers by an owner of a beneficial interest in a Rule 144A Global Note or an IAI Global Note to a transferee who takes delivery of such interest through another Transfer Restricted Global Note shall be made in accordance with the Applicable Procedures and the Restricted Notes Legend and only upon receipt by the Trustee of a certification from the transferor in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. In addition, in the case of a transfer of a beneficial interest in either a Rule 144A Global Note or an interest in an IAI Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture to the Trustee.

(ii) During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the Restricted Notes Legend on such Regulation S Global Note and any applicable securities laws of any state of the United States of America. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Note shall be made only in accordance with the Applicable Procedures and the Restricted Notes Legend and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture for exchange or registration of transfers and, in the case of a transfer to a transferee who takes delivery of such interest through a Rule 144A Global Note or an IAI Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture to the Trustee. Such written certifications or letter shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(iii) Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Note may be exchanged for beneficial interests in an Unrestricted Global Note upon certification in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture for an exchange from a Regulation S Global Note to an Unrestricted Global Note.

(iv) Beneficial interests in a Transfer Restricted Note that is a Rule 144A Global Note or an IAI Global Note may be exchanged for beneficial interests in an Unrestricted Global Note (a) if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note in the applicable Exhibit to this Supplemental Indenture) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request or (b) if the Company undertakes a mandatory exchange of such Transfer Restricted Note in accordance with the Applicable Procedures, upon consummation of such mandatory exchange.

(v) If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by the preceding clauses (iii) and (iv), the Company shall issue and the Trustee shall authenticate, upon Company Order in the form of an Officers’ Certificate, a new Unrestricted Global Note in the appropriate principal amount.

(e) Legends.

(i) Except as permitted by Section 2.2(d), this Section 2.2(e) and Section 2.2(i) of this Appendix A, each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only) (“Restricted Notes Legend”):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH

REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY),] [IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT) IN RELIANCE ON REGULATION S], ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

Each Definitive Note shall bear the following additional legend (“Definitive Notes Legend”):

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH SECURITY REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Global Note shall bear the following additional legend (“Global Notes Legend”):

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Each Note shall bear the following additional legend (“ERISA Legend”):

BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN CONSTITUTES ASSETS OF ANY (A) EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)THAT IS SUBJECT TO TITLE I OF ERISA, (B) PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR (C) ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE ANY OF THE FOREGOING DESCRIBED IN CLAUSES (A) AND (B) ABOVE, OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

Any Note issued with original issue discount for U.S. federal income tax purposes will also bear the following additional legend (“OID Notes Legend”):

THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) FOR U.S. FEDERAL INCOME TAX PURPOSES. UPON WRITTEN REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. HOLDERS SHOULD CONTACT THE TREASURER OF THE COMPANY AT ONE MICROSOFT WAY, REDMOND, WASHINGTON 98052-6399.

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the Restricted Notes Legend and the Definitive Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture) and provides such legal opinions, certifications and other information as the Company or the Trustee may reasonably request.

(iii) After a transfer of any Initial Notes or Additional Notes during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Notes or Additional Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes or Additional Notes shall cease to apply and the requirements that any such Initial Notes or Additional Notes be issued in global form shall continue to apply.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes or Additional Notes pursuant to which Holders of such Initial Notes or Additional Notes are offered Exchange Notes in exchange for their Initial Notes or Additional Notes, all requirements pertaining to Initial Notes or Additional Notes that Initial Notes or Additional Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes or Additional Notes in such Registered Exchange Offer.

(iv) Any Additional Notes sold in a registered offering shall not be required to bear the Restricted Notes Legend.

(f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and upon Company Order, the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection therewith (other than any such transfer tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

(iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(iv) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

(v) In order to effect any transfer or exchange of an interest in any Transfer Restricted Note for an interest in a Note that does not bear the Restricted Notes Legend and has not been registered under the Securities Act, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel, in form reasonably acceptable to the Security Registrar to the effect that no registration under the Securities Act is required in respect of such exchange or transfer or the re-sale of such interest by the beneficial holder thereof, shall be required to be delivered to the Security Registrar and the Trustee.

(h) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes, or compliance with restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security). All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(iii) Neither the Trustee nor any Agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

(iv) The terms of this Section 2.2. shall control over any terms to the contrary in the Base Indenture.

(i) Registered Exchange Offer. Upon the occurrence of the Registered Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate (i) one or more Global Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amounts of the beneficial interests in the Global Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certifications as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Registered Exchange Offer and (ii) Definitive Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Definitive Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certification as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Registered Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes with the Restricted Notes Legend to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and mail to the

Persons designated by the Holders of the Definitive Notes so accepted Definitive Notes without the Restricted Notes Legend in the applicable principal amount. Any Notes that remain outstanding after the consummation of the Registered Exchange Offer, and Exchange Notes issued in connection with the Registered Exchange Offer, shall be treated as a single class of securities under this Indenture.

Section 2.3 Definitive Notes.

(a) A Global Note deposited with the Depositary or with the Trustee as Notes Custodian pursuant to Section 2.1 or issued in connection with a Registered Exchange Offer may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 of this Appendix A and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Note or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation, (ii) the Company determines that the Notes will no longer be represented by Global Notes and has requested the Trustee by a Company Order to such effect or (iii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depository. In addition, in the case of a transfer of a beneficial interest in either a Rule 144A Global Note or an interest in an IAI Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the Form of Note in the applicable Exhibit to the Supplemental Indenture to the Trustee.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.3 shall be executed, authenticated and delivered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 2.2(e) of this Appendix A, bear the Restricted Notes Legend.

(c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

(d) In the event of the occurrence of any of the events specified in Section 2.3(a) of this Appendix A, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

EXHIBIT A

[FORM OF FACE OF 2026 NOTE]

[Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the ERISA Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

[Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

MICROSOFT CORPORATION

3.400% Notes due 2026

[RULE 144A][REGULATION S][IAI][GLOBAL] NOTE

CUSIP No.: [•]

ISIN: [•]1

No. [RA-__] [RS-__] [RIAI-__] [U-__]	[Up to][2] $[•]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay [CEDE & CO.]3 [_______________], or registered assigns, the principal sum of [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto]4 [of $_______ (_______ Dollars)]5 on September 15, 2026 and to pay interest thereon from [September 15, 2023]6 [[__________] [__], 20[__]]7or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing on March 15, 2024, at the rate of 3.400% per annum and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate borne by the Notes, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name

[1]

Rule 144A Note CUSIP: 594918 CG7; Rule 144A Note ISIN: US594918CG78; Regulation S Note CUSIP: U59340 AH9; Regulation S Note ISIN: USU59340AH90; IAI Note CUSIP: 594918 CM4; IAI Note ISIN: US594918CM47; CUSIP for Unrestricted Global Note: 594918 CN2; ISIN for Unrestricted Global Note: US594918CN20

[2]	Include in Global Notes.
[3]	Include in Global Notes
[4]	Include in Global Notes
[5]	Include in Definitive Notes
[6]	With respect to the Initial Notes, being the date of the last interest payment on the Activision Notes.
[7]	With respect to Notes other than Initial Notes.

this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Unless the context otherwise requires, any reference in this Note or in the Indenture to interest on, or in respect of, any Note shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Note or the Indenture shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: [•], 2023

MICROSOFT CORPORATION

By:
Name: Anita Mehra
Title: Corporate Vice President of Global Treasury & Financial Services

[RA-__] [RS-__] [RIAI-__] [U-__]

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [•], 2023

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[RA-__] [RS-__] [RIAI-__] [U-__]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a fifteenth supplemental indenture relating to such series dated as of [•], 2023 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $850,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2026.

“Treasury Rate” means, with respect to any redemption date, the yield determined by Microsoft in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any). Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent.

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to Applicable Procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Additional rights of Holders of Transfer Restricted Notes: In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, including the right to receive additional interest as provided in Section 2(d) of the Registration Rights Agreement (“Additional Interest”).

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: ________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7) ☐	pursuant to Rule 144 under the Securities Act; or

(8) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date: ________________________
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________
NOTICE:To be executed by an executive officer Name: Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE8

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[8]	Include only for Regulation S Global Notes.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Notes Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT B

[FORM OF FACE OF 2027 NOTE]

[Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the ERISA Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

[Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

MICROSOFT CORPORATION

3.400% Notes due 2027

[RULE 144A][REGULATION S][IAI][GLOBAL] NOTE

CUSIP No.: [•]
ISIN: [•][9]

No. [RA-__] [RS-__] [RIAI-__] [U-__]	[Up to][10] $[•]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay [CEDE & CO.]11 [_______________], or registered assigns, the principal sum of [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto]12 [of $_______ (_______ Dollars)]13 on June 15, 2027 and to pay interest thereon from [June 15, 2023]14 [[__________] [__], 20[__]]15or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on December 15, 2023, at the rate of 3.400% per annum and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate borne by the Notes, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name

[9]

Rule 144A Note CUSIP: 594918 CH5; Rule 144A Note ISIN: US594918CH51; Regulation S Note CUSIP: U59340 AJ5; Regulation S Note ISIN: USU59340AJ56; IAI Note CUSIP: 594918 CP7; IAI Note ISIN: US594918CP77; CUSIP for Unrestricted Global Note: 594918 CQ5; ISIN for Unrestricted Global Note: US594918CQ50

[10]	Include in Global Notes.
[11]	Include in Global Notes
[12]	Include in Global Notes
[13]	Include in Definitive Notes
[14]	With respect to the Initial Notes, being the date of the last interest payment on the Activision Notes.
[15]	With respect to Notes other than Initial Notes.

this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or the December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Unless the context otherwise requires, any reference in this Note or in the Indenture to interest on, or in respect of, any Note shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Note or the Indenture shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: [•], 2023

MICROSOFT CORPORATION

By:
Name: Anita Mehra
Title: Corporate Vice President of Global Treasury & Financial Services

[RA-__] [RS-__] [RIAI-__] [U-__]

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [•], 2023

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[RA-__] [RS-__] [RIAI-__] [U-__]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a fifteenth supplemental indenture relating to such series dated as of [•], 2023 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $400,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means March 15, 2027.

“Treasury Rate” means, with respect to any redemption date, the yield determined by Microsoft in accordance with the following two paragraphs:

Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any). Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent.

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to Applicable Procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Additional rights of Holders of Transfer Restricted Notes: In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, including the right to receive additional interest as provided in Section 2(d) of the Registration Rights Agreement (“Additional Interest”).

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7) ☐	pursuant to Rule 144 under the Securities Act; or

(8) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date:

Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

Name:
Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE16

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[16]	Include only for Regulation S Global Notes.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Notes Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT C

[FORM OF FACE OF 2030 NOTE]

[Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the ERISA Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

[Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

MICROSOFT CORPORATION

1.350% Notes due 2030

[RULE 144A][REGULATION S][IAI][GLOBAL] NOTE

CUSIP No.: [•]

ISIN: [•]17

No. [RA-__] [RS-__] [RIAI-__] [U-__]	[Up to][18] $[•]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay [CEDE & CO.]19 [_______________], or registered assigns, the principal sum of [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto]20 [of $_______ (_______ Dollars)]21 on September 15, 2030 and to pay interest thereon from [September 15, 2023]22 [[__________] [__], 20[__]]23or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing on March 15, 2024, at the rate of 1.350% per annum and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate borne by the Notes, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the

[17]

Rule 144A Note CUSIP: 594918 CJ1; Rule 144A Note ISIN: US594918CJ18; Regulation S Note CUSIP: U59340 AK2; Regulation S Note ISIN: USU59340AK20; IAI Note CUSIP: 594918 CR3; IAI Note ISIN: US594918CR34; CUSIP for Unrestricted Global Note: 594918 CS1; ISIN for Unrestricted Global Note: US594918CS17

[18]	Include in Global Notes.
[19]	Include in Global Notes
[20]	Include in Global Notes
[21]	Include in Definitive Notes
[22]	With respect to the Initial Notes, being the date of the last interest payment on the Activision Notes.
[23]	With respect to Notes other than Initial Notes.

Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Unless the context otherwise requires, any reference in this Note or in the Indenture to interest on, or in respect of, any Note shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Note or the Indenture shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: [•], 2023

MICROSOFT CORPORATION

By:
Name: Anita Mehra
Title: Corporate Vice President of Global Treasury & Financial Services

[RA-__] [RS-__] [RIAI-__] [U-__]

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [•], 2023

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[RA-__] [RS-__] [RIAI-__] [U-__]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a fifteenth supplemental indenture relating to such series dated as of [•], 2023 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by Microsoft in accordance with the following two paragraphs:

Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any). Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent.

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to Applicable Procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Additional rights of Holders of Transfer Restricted Notes: In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, including the right to receive additional interest as provided in Section 2(d) of the Registration Rights Agreement (“Additional Interest”).

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7) ☐	pursuant to Rule 144 under the Securities Act; or

(8) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date:
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

Name:
Title:

Signature Guarantee*: ________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE24

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[24]	Include only for Regulation S Global Notes.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Notes Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT D

[FORM OF FACE OF 2047 NOTE]

[Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the ERISA Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

[Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

MICROSOFT CORPORATION

4.500% Notes due 2047

[RULE 144A][REGULATION S][IAI][GLOBAL] NOTE

CUSIP No.: [•]

ISIN: [•]25

No. [RA-__] [RS-__] [RIAI-__] [U-__]	[Up to][26] $[•]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay [CEDE & CO.]27 [_______________], or registered assigns, the principal sum of [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto]28 [of $_______ (_______ Dollars)]29 on June 15, 2047 and to pay interest thereon from [June 15, 2023]30 [[__________] [__], 20[__]]31or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on December 15, 2023, at the rate of 4.500% per annum and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate borne by the Notes, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name

[25]

Rule 144A Note CUSIP: 594918 CK8; Rule 144A Note ISIN: US594918CK80; Regulation S Note CUSIP: U59340 AL0; Regulation S Note ISIN: USU59340AL03; IAI Note CUSIP: 594918 CT9; IAI Note ISIN: US594918CT99; CUSIP for Unrestricted Global Note: 594918 CU6; ISIN for Unrestricted Global Note: US594918CU62

[26]	Include in Global Notes.
[27]	Include in Global Notes
[28]	Include in Global Notes
[29]	Include in Definitive Notes
[30]	With respect to the Initial Notes, being the date of the last interest payment on the Activision Notes.
[31]	With respect to Notes other than Initial Notes.

this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or the December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Unless the context otherwise requires, any reference in this Note or in the Indenture to interest on, or in respect of, any Note shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Note or the Indenture shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: [•], 2023

MICROSOFT CORPORATION

By:
Name: Anita Mehra
Title: Corporate Vice President of Global Treasury & Financial Services

[RA-__] [RS-__] [RIAI-__] [U-__]

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [•], 2023

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[RA-__] [RS-__] [RIAI-__] [U-__]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a fifteenth supplemental indenture relating to such series dated as of [•], 2023 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $400,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means December 15, 2046.

“Treasury Rate” means, with respect to any redemption date, the yield determined by Microsoft in accordance with the following two paragraphs:

Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any). Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent.

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to Applicable Procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Additional rights of Holders of Transfer Restricted Notes: In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, including the right to receive additional interest as provided in Section 2(d) of the Registration Rights Agreement (“Additional Interest”).

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7) ☐	pursuant to Rule 144 under the Securities Act; or

(8) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Date:
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE:To be executed by an executive officer

Name:
Title:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE32

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[32]	Include only for Regulation S Global Notes.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Notes Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT E

[FORM OF FACE OF 2050 NOTE]

[Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture]

[Insert the ERISA Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

[Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Supplemental Indenture.]

MICROSOFT CORPORATION

2.500% Notes due 2050

[RULE 144A][REGULATION S][IAI][GLOBAL] NOTE

CUSIP No.: [•]

ISIN: [•]33

No. [RA-__] [RS-__] [RIAI-__] [U-__]	[Up to][34] $[•]

MICROSOFT CORPORATION, a corporation duly incorporated under the laws of the State of Washington (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay [CEDE & CO.]35 [_______________], or registered assigns, the principal sum of [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto]36 [of $_______ (_______ Dollars)]37 on September 15, 2050 and to pay interest thereon from [September 15, 2023]38 [[__________] [__], 20[__]]39or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing on March 15, 2024, at the rate of 2.500% per annum and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement, until the principal hereof is paid or made available for payment; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate borne by the Notes, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the

[33]

Rule 144A Note CUSIP: 594918 CL6; Rule 144A Note ISIN: US594918CL63; Regulation S Note CUSIP: U59340 AM8; Regulation S Note ISIN: USU59340AM85; IAI Note CUSIP: 594918 CV4; IAI Note ISIN: US594918CV46; CUSIP for Unrestricted Global Note: 594918 CW2; ISIN for Unrestricted Global Note: US594918CW29

[34]	Include in Global Notes.
[35]	Include in Global Notes
[36]	Include in Global Notes
[37]	Include in Definitive Notes
[38]	With respect to the Initial Notes, being the date of the last interest payment on the Activision Notes.
[39]	With respect to Notes other than Initial Notes.

Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or the September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Unless the context otherwise requires, any reference in this Note or in the Indenture to interest on, or in respect of, any Note shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Note or the Indenture shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: [•], 2023

MICROSOFT CORPORATION

By:
Name: Anita Mehra
Title: Corporate Vice President of Global Treasury & Financial Services

[RA-__] [RS-__] [RIAI-__] [U-__]

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [•], 2023

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[RA-__] [RS-__] [RIAI-__] [U-__]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 18, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture” and, as modified by the Supplemental Indenture referred to below, the “Indenture”), and a fifteenth supplemental indenture relating to such series dated as of [•], 2023 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series in accordance with the Indenture.

The Notes of this series are not redeemable at the option of the Holders.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price as calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming that such Notes matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means March 15, 2050.

“Treasury Rate” means, with respect to any redemption date, the yield determined by Microsoft in accordance with the following two paragraphs:

Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and the Company shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of redemption shall be given as provided by Section 1104 of the Base Indenture, as modified by this paragraph. Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at such Holder’s address appearing in the Security Register. Any notice of redemption shall identify the series of Notes to be redeemed and shall state, to the extent applicable, the information set forth in the second sentence of Section 1104 of the Base Indenture, as well as, if applicable, conditions to such redemption (if any). Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent.

Unless the Company defaults in the payment of the redemption price for the Notes called for redemption, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected according to Applicable Procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

The Notes of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of such Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes of this series shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes of this series shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of such Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than any such tax or other governmental charge payable upon exchanges pursuant to Sections 304, 906 or 1107 of the Base Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Additional rights of Holders of Transfer Restricted Notes: In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, including the right to receive additional interest as provided in Section 2(d) of the Registration Rights Agreement (“Additional Interest”).

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture, unless otherwise defined in this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is acquiring for its own account or for the account of another institutional accredited investor, in each case, in a minimum principal amount of Notes of $250,000; or

(7) ☐	pursuant to Rule 144 under the Securities Act; or

(8) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature
Date:
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer Name: Title:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A

REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE,

PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE40

The undersigned represents and warrants that either:

☐	the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

☐

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

☐

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes.

Dated:
Your Signature

[40]	Include only for Regulation S Global Notes.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Notes Custodian

*	This schedule should be included only if the Note is issued in global form.